UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2015, the Board of Directors (“Board”) of National Fuel Gas Company (the “Company”) elected Joseph N. Jaggers to serve as a director of the Company, to hold office until the Company’s next Annual Meeting of Stockholders. Mr. Jaggers is Chairman, Chief Executive Officer and President of Jagged Peak Energy LLC, a Denver-based private energy company involved in the acquisition, development and exploration of oil and gas assets in select North American basins. Mr. Jaggers has been named to the Board’s Audit Committee.

The Company will compensate Mr. Jaggers in the same manner it compensates its other non-employee directors, as described at page 13 of the Company’s proxy statement filed January 23, 2015, and as supplemented by this Current Report. Effective April 1, 2015, the annual retainer paid to non-employee directors is $54,800 plus 2,400 shares of the Company’s common stock. In addition, fees paid to non-employee directors for each meeting of the Board in excess of six meetings per year will be $1,800 (no fee will be paid for the first six Board meetings), and fees paid to non-employee directors for each committee meeting will be $1,800. The Lead Independent Director and the chairman of each of the Audit, Compensation and Nominating/Corporate Governance committees will receive an additional annual retainer of $15,000. In addition, like the Company’s other directors, Mr. Jaggers has received an indemnification agreement, the terms of which are described in the Company’s Form 8-K filed September 18, 2006.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release dated June 11, 2015 regarding the election of Mr. Jaggers as a director is furnished as part of this Current Report as Exhibit 99.

Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99      Press release furnished regarding election of new director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

June 12, 2015	By:	/s/ James R. Peterson
James R. Peterson
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release furnished regarding election of new director